SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-Nov-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On February 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-Nov-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-Nov-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     November 15, 2002

DISTRIBUTION SUMMARY

                    Beginning                  Current      PeriodAccrued
        Original    Principal   Principal      Pass-Through Interest Class
        Face Value  Amount      Distribution   Rate         Distributed (1)
A-1     235258000.00   140239577.87  16165190.41   2.22250%      268393.23
A-2     543742000.00   496689391.73   7217879.78   2.18250%      933465.63
A-IO    233000000.00   233000000.00         0.00   6.50000%     1262083.33
M-1      66500000.00    66500000.00         0.00   2.90250%      166208.44
M-2      54625000.00    54625000.00         0.00   3.45250%      162399.37
B        49875000.00    49875000.00         0.00   4.45250%      191225.60
P             100.00         100.00         0.00                 562097.21
X               0.00    14250001.75         0.00   3.57805%     2451500.28
R               0.00           0.00         0.00   0.00000%           0.00
BIO      31500000.00    31500000.00         0.00   6.00000%      157500.00
Total   950000000.00   807928969.60  23383070.19                5997373.09

                              Certificate  Ending
             Realized Loss    Interest     Current Prin
             Principal        Shortfall    Amount
Class
    A-1           N/A         0.00        124074387.46
    A-2           N/A         0.00        489471511.95
    A-IO          N/A         0.00        233000000.00
    M-1          0.00         0.00         66500000.00
    M-2          0.00         0.00         54625000.00
      B          0.00         0.00         49875000.00
      P          0.00                           100.00
      X          0.00         0.00         14250001.74
      R          0.00                             0.00
    BIO          0.00         0.00         31500000.00

AMOUNTS PER $1,000 UNIT
                                                  Interest        Ending
                      Prin          Int           Carry-forward   Curr Prin
Class   Cusip         Distribution  Distribution  Amount          Amount
A-1     04541GCD2      68.71260664   1.14084635   0.00000000    527.39710215
A-2     04541GCE0      13.27445696   1.71674366   0.00000000    900.19073743
A-IO    04541GCF7       0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5       0.00000000   2.49937504   0.00000000   1000.00000000
M-2     04541GCH3       0.00000000   2.97298618   0.00000000   1000.00000000
B       04541GCJ9       0.00000000   3.83409724   0.00000000   1000.00000000
P       04541GCL4       0.00000000 5620972.1000   0.00000000   1000.00000000
X       04541GCK6       0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2       0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0       0.00000000   5.00000000   0.00000000   1000.00000000

Principal Distributions:
Beginning Balance                                       822,179,071.35
     Scheduled Principal                                    565,846.34
     Prepayments                                         22,442,774.30
    Curtailments                                            267,197.80
     Net Liquidation Proceeds                                52,952.20
     Loan Purchase Prices                                         0.00
     Total Principal Remittance                          23,328,770.64
     Pre-Funding Amount Distributed as Principal                  0.00
     Total Principal Distribution                        23,328,770.64
     Net Realized Losses                                     54,299.56

Ending Balance                                          798,796,001.41
Ending Overcollateralized Amount                         14,250,001.74

Number of Liquidated Loans                                        0.00

Interest Distributions:
Scheduled Interest-Current Period-Net of Servicing Fee    5,822,580.49
Capitalized Interest Account withdrawals                          0.00
Less Relief Act Interest Shortfall                                0.00
                                                          5,822,580.49


Servicing Fee                                               342,574.70

Advances                                                    667,853.34

Aggregate P&I  Advances                       Not Provided By Servicer

Mortgage Loans Outstanding            Count                 5871
                                      Balance      798,796,001.41



Balance of Subequent loans                                   0.00

Remaining Amount in Pre Funding Account Distributed          0.00

Weighted Average Term to Maturity of Mortgage Loans           341
Weighted Average Gross Mortgage Rate of the Mortgage      8.99827%
Weighted Average Net Mortgage Rate of the Mortgage Lo     8.49827%



Delinquency Information    Fairbanks                   Long Beach
                       Count          Balance       Count        Balance
30-59 days delinquent    143     19,526,780.36         59    4,175,166.26
60-89 days delinquent     16      1,959,569.60         18    1,301,564.11
90 or more days delinq    14      1,425,319.53         14    1,039,060.46

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Mortgage Loans in Foreclosure Proceedings
            Count          Balance
Fairbanks     265    40,832,990.39
Long Beach     20     1,661,100.37

Mortgage Loans in Bankruptcy
            Count          Balance
Fairbanks        51         6,949,303
Long Beach       32         2,175,801

REO Properties
            Count          Balance
Fairbanks      10        1,604,742
Long Beach      5          286,223

Interest Shortfall
        Total            Realized     Prepayment         Relief Act
        Unpaid           Losses       Interest Shortfall Interest Shortfall
A-1              0.00       0.00      0.00                0.00
A-2              0.00       0.00      0.00                0.00
A-IO             0.00       0.00      0.00                0.00
M-1              0.00       0.00      0.00                0.00
M-2              0.00       0.00      0.00                0.00
B                0.00       0.00      0.00                0.00
X                0.00       0.00      0.00                0.00
BIO              0.00       0.00      0.00                0.00

Amount of Prepayment Premiums                            562,097.21

Realized Losses incurred during the related Prepayment    54,299.56

Bankruptcy Losses                                              0.00

Cumulative Net Realized Losses since Startup Day         103,748.62

Aggregate Amount of Prepayment Interest Shortfalls             0.00

Aggregate Amount of Relief Act Interest Shortfalls             0.00

Required Overcollateralized Amount                    14,250,002.00

Credit Enhancement Percentage                            23.191153%

Overcollateralization Increase Amount                         0.00

Overcollateralization Reduction Amount                        0.00

Payment from Yield Maintenance Agreement                      0.00

Amount on Deposit in Pre-Funding account                      0.00

Net Monthly Excess Cash Flow                          2,451,500.28

Extra Ordinary Trust Fund Expenses                            0.00

Trigger Event Occurance                                         NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA